UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21664

Pioneer Series Trust III

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2022

Date of reporting period: September 1, 2021 through August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Disciplined Value Fund

Annual Report | August 31, 2022

A: CVFCX	C: CVCFX	K: CVKFX	R: CVRFX	Y: CVFYX

visit us: www.amundi.com/us

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges. The onset of the COVID-19 pandemic in March 2020 was the most significant development, as the pandemic affected the everyday lives of millions and led to major changes in government and central-bank policies. Later that year, the widespread distribution of COVID-19 vaccines led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year, and led to strong performance overall.

Eventually, however, the easier monetary and fiscal policies enacted during the height of the pandemic as well as ongoing supply chain issues, which were, at least in part, an outgrowth of certain virus-containment measures, were among the numerous factors that combined to drive inflation levels higher in the latter part of 2021.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of 2022, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In the US, the upcoming mid-term elections in November of this year are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

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Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 3

Portfolio Management Discussion | 8/31/22

In the following interview, Craig Sterling discusses the factors that affected the performance of Pioneer Disciplined Value Fund during the 12-month period ended August 31, 2022. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for day-to-day management of the Fund’s investment portfolio, along with Ashesh (“Ace”) Savla, a vice president, Team Leader of US Equity Quantitative Research, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended August 31, 2022?
A	Pioneer Disciplined Value Fund’s Class A shares returned -5.99% at net asset value during the 12-month period ended August 31, 2022, while the Fund’s benchmark, the Russell 1000 Value Index, returned -6.23%. During the same period, the average return of the 1,217 mutual funds in Morningstar’s Large Value Funds category was -4.79%.
Q	How would you describe the market environment for equity investors over the 12-month period ended August 31, 2022?
A	Several themes dominated the investment landscape over the 12-month period. The first half of the period featured a continued economic recovery from the pandemic, driven by the rollout and distribution of COVID-19 vaccines, easy monetary and fiscal policies from central banks and governments around the globe, and strong corporate profits. As the period progressed, we saw a dramatic rise in inflation, principally driven by rising oil prices, supply chain disruptions, continued loose monetary conditions, and a tight labor market.

The landscape shifted more dramatically during the fourth quarter of 2021, as many central banks, including the US Federal Reserve (Fed), began signaling a future tightening of their monetary policies in response to the higher inflation levels. The persistent rise in inflation resulted in a reversal by the Fed in the fourth quarter, as the US central bank doubled the previously announced pace for reducing its purchases of Treasuries and mortgage-backed securities (MBS), known as quantitative easing. The Fed also signaled three potential increases in its benchmark overnight federal funds rate target range in 2022 (after it has concluded tapering its asset purchases), and another two in 2023.

4 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Inflationary pressures worsened during the winter months, causing greater apprehension in the markets with regard to the actions of central banks. In late-February 2022, the Russian invasion of Ukraine led to a spike in volatility, making investors more risk-averse and causing many to reduce their exposure to higher-risk assets, including equities. The war in Ukraine also exacerbated inflation concerns, given Russia’s leading position as an energy supplier to Europe, along with Ukraine’s status as a large agricultural-exporting nation. Meanwhile, China’s ongoing “zero-COVID” policy led to extended lockdowns in that country, which caused further disruptions to the global supply chain and raised new concerns about economic growth.

By late spring, investor speculation centered on whether the Fed would achieve a “soft landing,” in which economic growth would slow, but remain positive, while it brought inflation under control. After ending its quantitative easing program, the Fed’s tightening of monetary policy became increasingly aggressive, with an initial 0.25% increase in the federal funds rate target range in March, followed by a further 0.50% increase in May, and increases of 0.75% in both June and July. Despite those efforts, US inflation remained at 40-year highs, signaling the likelihood of further Fed tightening ahead. Similarly, in Europe, the Swiss central bank and the Bank of England joined the European Central Bank in raising their key interest rates.

All of those factors led global stocks into bear market territory, as key equity benchmarks sank to their lowest levels since the onset of the COVID-19 pandemic in early 2020. Domestic equities, as measured by the Standard & Poor’s 500 Index, returned -11.23% for the 12-month period. Value stocks, as measured by the Fund’s benchmark, the Russell 1000 Value Index (the Russell Index), still lost ground (-6.23%), but fared much better than both the broader domestic equity market and their growth stock counterparts, as the Russell 1000 Growth Index finished in deeply negative territory for the 12-month period, returning -19.06%.

Within the Fund’s benchmark, eight of the 11 market sectors turned in negative performance during the 12-month period. The energy sector, up by 75%, was by far and away the best performer during the 12-month period, as rising oil prices benefited energy companies in general. The utilities sector, which has tended to be more sensitive to changes in interest rates, also performed well, returning nearly 12% for the period, while the consumer staples sector managed to generate a modest gain. Conversely, the worst performers in the Russell Index during the period included the information technology and communication services sectors, each of which suffered losses of more than 20% for the 12-month period.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 5

Q	Which of your investment decisions benefited or detracted from the Fund’s benchmark-relative performance during the 12-month period ended August 31, 2022?
A	In a difficult investment environment, the Fund generated a negative return during the 12-month period, but managed to outperform the benchmark. A key positive contributor to the Fund’s benchmark-relative returns during the period was the portfolio’s overweight to the strong-performing energy sector, and an underweight to the communication services sector, which was one of the worst performers within the Russell Index for the period. In addition, strong stock selection results within the financials and information technology sectors aided the Fund’s relative returns.

With regard to individual holdings, the Fund’s positions in ExxonMobil, Elevance Health (formerly known as Anthem), and Teck Resources made positive contributions to benchmark-relative performance. Large energy firm ExxonMobil’s share price benefited from the overall positive environment for energy companies during a period that featured rising oil prices. Elevance Health, a diversified managed care provider, was a key positive contributor to the Fund’s relative performance for the period, after the company exceeded both revenue and earnings expectations during the first quarter of 2022, based on broad strength across its business units. Specifically, membership growth was better, medical costs were lower, and the company repurchased stock, thus showing confidence in the business. On the back of the strong first quarter, Elevance’s management increased earnings guidance. We continue to like the stock, given that the current market valuation does not yet fully reflect our earnings expectations for the company. Shares of Teck Resources, a diversified miner with global operations and headquartered in Canada, has continued to benefit from rising commodity prices. Given Teck’s strong fundamentals and our view that commodity prices are likely to remain structurally higher, we continue to hold the stock in the portfolio.

Detractors from the Fund’s benchmark-relative returns during the 12-month period included a portfolio overweight to the underperforming consumer discretionary sector, as well as stock selection results within the health care and industrials sectors.

At the individual security level, the portfolio’s positions in Stanley Black & Decker, Elanco Animal Health, and Medtronic, detracted from the Fund’s benchmark-relative performance for the period.

6 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Stanley Black & Decker’s shares declined as mortgage rates moved higher over the 12-month period, and the market became more cautious towards stocks of companies with exposure to residential construction and home improvements. Higher commodity costs and supply chain uncertainties due to COVID-19-driven manufacturing and port shutdowns in China have also weighed on sentiment towards the stock. The shares have recently traded at the very low end of historical valuation ranges, but we feel the current pricing does not reasonably reflect the company’s long-term record of innovation, nor the recent value-creating capital allocation moves Stanley has undertaken, such as the acquisition of a leading producer of outdoor power equipment. In our opinion, Stanley Black & Decker appears to have a similar view, given its recent announcement that it intends to repurchase nearly 15% of shares outstanding this year. Elanco Animal Health, a pharmaceutical company that produces medicines and vaccinations for pets and livestock, reported a poor second quarter and downward guidance for 2022. During the second quarter, the company’s Companion Animal revenues were weak, due to poor results from Elanco’s parasiticide portfolio, which has been losing market share to a competitor firm. Elanco’s company management does not expect to receive approval for its combination parasiticide product for 12 to 18 months (filing for approval is still pending). That implies an additional year of share loss, in our view. We have retained the Fund’s position in Elanco, because we believe the company may generate additional sales by 2025 from new products, and additional indications on existing products. The company also appears to be on track with its cost-reduction program, which could contribute to higher profitability over time. Finally, the Fund’s position in Medtronic also detracted from relative performance for the 12-month period, as the medical-technology company saw setbacks across three of its key segments; those factors, along with lingering COVID-19-related pressures, weighed heavily on the stock price. Given those headwinds, Medtronic’s management lowered the company’s fiscal-year 2022 revenue growth guidance, but maintained earnings guidance. Pandemic-related headwinds have contributed to generally disappointing results across the medical-technology industry, and those issues have affected Medtronic’s performance. However, we believe the company has remained in a solid position to benefit from a potential post-COVID-19 recovery, given its low valuation, lowered expectations and, in our view, an improving (albeit delayed) growth profile.

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended August 31, 2022?
A	No, the Fund had no exposure to derivatives during the 12-month period.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 7

Q	What is your outlook as the Fund enters a new fiscal year?
A	Despite decelerating economic growth, job creation has remained strong, with approximately 11 million jobs unfilled in the US as of the end of August. Employment and inflation typically have had a lagging response to increased interest rates, and so we expect a rise in unemployment along with a decrease in inflation throughout the remainder of the year. The Fed has remained hawkish, with a focus on reducing inflation at the expense of economic growth as the lesser of two evils. While a “soft landing” is possible, we believe it would require inflation to drop much more quickly than most investors anticipate. Therefore, we think it is more likely that a recessionary period occurs in the second half of 2022, or early 2023. Further sharp interest-rate increases in September are nearly certain, perhaps followed by smaller increases through year-end.

In general, second-quarter 2022 corporate earnings growth exceeded expectations, but many companies were guiding for weaker results for the third quarter and/or the remainder of the year. Profit-margin pressure, for most, has been the prime culprit. Earnings estimates for 2023 are also likely too high, in our opinion, and valuations, therefore, are not as reasonable as many investors think. We believe the equity market’s late-August decline following a rally from mid-June likely owed to reduced optimism that the Fed would pivot on policy in the relatively near future. We remain concerned, and believe that this environment is unlikely to benefit the more speculative or cyclical parts of the market. In particular, we think valuations for speculative stocks are still elevated, thus presenting a key risk to the overall market.

Going forward, we expect that equity markets will continue to be highly volatile as investors react quickly to economic growth, employment, and inflation data, in addition to the events in Ukraine. Whether equities have already reached their lows depends on whether or not inflation drops quickly, and we think the Fed is likely to stay aggressive in tackling inflation over the remainder of the year.

8 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Please refer to the Schedule of Investments on pages 19–23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund may invest in fewer than 40 securities and, as a result, its performance may be more volatile than the performance of other funds holding more securities.

Investing in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 9

Portfolio Summary | 8/31/22

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Comcast Corp., Class A	4.81%
2.	Exxon Mobil Corp.	4.70
3.	Wells Fargo & Co.	4.32
4.	AT&T, Inc.	4.20
5.	Pfizer, Inc.	3.50
6.	Walt Disney Co.	3.29
7.	JPMorgan Chase & Co.	3.01
8.	Medtronic Plc	2.65
9.	TJX Cos., Inc.	2.54
10.	International Flavors & Fragrances, Inc.	2.53

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Prices and Distributions | 8/31/22

Net Asset Value per Share

Class	8/31/22*	8/31/21
A	$14.13	$18.76
C	$13.84	$18.46
K	$14.28	$ —
R	$13.36	$17.96
Y	$14.28	$18.92

Distributions per Share: 9/1/21–8/31/22*

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1735	$2.8112	$0.8284
C	$0.0501	$2.8112	$0.8284
K	$ —	$ —	$ —
R	$0.1200	$2.8112	$0.8284
Y	$0.2305	$2.8112	$0.8284

* Class K commenced operations on December 30, 2021.

Index Definition

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 11

Performance Update | 8/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2022)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Value
Period	(NAV)	(POP)	Index
10 years	9.64%	8.99%	10.52%
5 years	7.78	6.51	7.86
1 year	-5.99	-11.37	-6.23

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
0.91%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the “predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2022)
			Russell
			1000
	If	If	Value
Period	Held	Redeemed	Index
10 years	8.81%	8.81%	10.52%
5 years	6.97	6.97	7.86
1 year	-6.72	-7.47	-6.23

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
1.69%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the “predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 13

Performance Update | 8/31/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2022)
		Russell
		1000
	Net Asset	Value
Period	Value (NAV)	Index
10 years	9.66%	10.52%
5 years	7.82	7.86
1 year	-5.81	-6.23

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.53%	0.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 30, 2021, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 30, 2021, would have been higher than the performance shown. For the period beginning December 30, 2021, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the “predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund (referenced above) is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2022)

		Russell
		1000
	Net Asset	Value
Period	Value (NAV)	Index
10 years	9.32%	10.52%
5 years	7.38	7.86
1 year	-6.42	-6.23

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
1.28%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the “predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 15

Performance Update | 8/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2022)
		Russell
		1000
	Net Asset	Value
Period	Value (NAV)	Index
10 years	9.99%	10.52%
5 years	8.12	7.86
1 year	-5.68	-6.23

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.64%	0.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the “predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations in effect through January 1, 2025, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from March 1, 2022 through August 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account Value	$892.00	$888.90	$893.10	$889.50	$893.60
(after expenses)
on 8/31/22
Expenses Paid	$3.96	$7.47	$2.15	$6.05	$2.20
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.57%, 0.45%, 1.27%, and 0.46% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2022 through August 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account Value	$1,021.02	$1,017.29	$1,022.94	$1,018.80	$1,022.89
(after expenses)
on 8/31/22
Expenses Paid	$4.23	$7.98	$2.29	$6.46	$2.35
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.57%, 0.45%, 1.27%, and 0.46% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Schedule of Investments | 8/31/22

Shares		Value
UNAFFILIATED ISSUERS — 99.9%
COMMON STOCKS — 98.5% of Net Assets
Aerospace & Defense — 2.8%
83,835	Raytheon Technologies Corp.	$ 7,524,191
147,929	Spirit AeroSystems Holdings, Inc., Class A	4,452,663
	Total Aerospace & Defense	$ 11,976,854
Air Freight & Logistics — 2.1%
42,435	FedEx Corp.	$ 8,945,722
	Total Air Freight & Logistics	$ 8,945,722
Auto Components — 2.6%
68,709(a)	Aptiv Plc	$ 6,419,482
133,244	BorgWarner, Inc.	5,023,299
	Total Auto Components	$ 11,442,781
Banks — 11.8%
112,961	JPMorgan Chase & Co.	$ 12,847,055
29,782	PNC Financial Services Group, Inc.	4,705,556
30,999	Signature Bank/New York NY	5,404,986
217,415	US Bancorp	9,916,298
421,451	Wells Fargo & Co.	18,421,623
	Total Banks	$ 51,295,518
Biotechnology — 1.0%
32,575	AbbVie, Inc.	$ 4,380,035
	Total Biotechnology	$ 4,380,035
Capital Markets — 1.3%
77,150	Charles Schwab Corp.	$ 5,473,792
	Total Capital Markets	$ 5,473,792
Chemicals — 4.1%
64,047	FMC Corp.	$ 6,922,200
97,684	International Flavors & Fragrances, Inc.	10,792,128
	Total Chemicals	$ 17,714,328
Diversified Telecommunication Services — 4.1%
1,021,939	AT&T, Inc.	$ 17,924,810
	Total Diversified Telecommunication Services	$ 17,924,810
Electric Utilities — 1.4%
59,231	American Electric Power Co., Inc.	$ 5,934,946
	Total Electric Utilities	$ 5,934,946
Electrical Equipment — 1.2%
39,662	Eaton Corp. Plc	$ 5,419,416
	Total Electrical Equipment	$ 5,419,416

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 19

Schedule of Investments | 8/31/22 (continued)

Shares			Value
Electronic Equipment, Instruments &
Components — 1.9%
	204,398	National Instruments Corp.	$ 8,126,864
Total Electronic Equipment,
		Instruments & Components	$ 8,126,864
Energy Equipment & Services — 2.3%
	166,200	Baker Hughes Co.	$ 4,198,212
	149,767	Schlumberger NV	5,713,611
		Total Energy Equipment & Services	$ 9,911,823
Entertainment — 3.8%
	125,073(a)	Walt Disney Co.	$ 14,018,182
	201,955(a)	Warner Bros Discovery, Inc.	2,673,884
		Total Entertainment	$ 16,692,066
Equity Real Estate Investment Trusts (REITs) — 3.1%
	56,316	Digital Realty Trust, Inc.	$ 6,962,347
	368,737	Outfront Media, Inc.	6,526,645
		Total Equity Real Estate Investment Trusts (REITs)	$ 13,488,992
Health Care Equipment & Supplies — 4.5%
	198,805(a)	Boston Scientific Corp.	$ 8,013,829
	128,751	Medtronic Plc	11,319,788
		Total Health Care Equipment & Supplies	$ 19,333,617
Health Care Providers & Services — 3.4%
	122,385	Cardinal Health, Inc.	$ 8,655,067
	22,373	Cigna Corp.	6,341,627
		Total Health Care Providers & Services	$ 14,996,694
Hotels, Restaurants & Leisure — 4.2%
	72,239	Darden Restaurants, Inc.	$ 8,936,687
	230,030	International Game Technology Plc	4,126,738
	134,140(a)	Las Vegas Sands Corp.	5,047,688
		Total Hotels, Restaurants & Leisure	$ 18,111,113
IT Services — 4.9%
	112,090	Cognizant Technology Solutions Corp., Class A	$ 7,080,725
	78,113(a)	Fiserv, Inc.	7,904,255
	47,329	International Business Machines Corp.	6,079,410
		Total IT Services	$ 21,064,390
Life Sciences Tools & Services — 1.2%
	87,432(a)	Syneos Health, Inc.	$ 5,255,538
		Total Life Sciences Tools & Services	$ 5,255,538

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Shares			Value
		Machinery — 4.0%
	46,795	Caterpillar, Inc.	$ 8,643,505
	97,933	Stanley Black & Decker, Inc.	8,627,897
		Total Machinery	$ 17,271,402
		Media — 4.7%
	566,956	Comcast Corp., Class A	$ 20,518,138
		Total Media	$ 20,518,138
		Metals & Mining — 3.3%
	120,668	Alcoa Corp.	$ 5,970,652
	242,868	Teck Resources, Ltd., Class B	8,221,082
		Total Metals & Mining	$ 14,191,734
		Oil, Gas & Consumable Fuels — 9.9%
	165,689	Coterra Energy, Inc.	$ 5,121,447
	423,613	Energy Transfer LP	4,960,508
	95,911	EQT Corp.	4,584,546
	209,673	Exxon Mobil Corp.	20,042,642
	32,220	Pioneer Natural Resources Co.	8,158,748
		Total Oil, Gas & Consumable Fuels	$ 42,867,891
		Pharmaceuticals — 7.7%
	549,151(a)	Elanco Animal Health, Inc.	$ 8,308,655
	109,637	Merck KGaA (A.D.R.)	3,772,609
	217,172	Organon & Co.	6,195,917
	330,377	Pfizer, Inc.	14,942,952
		Total Pharmaceuticals	$ 33,220,133
		Semiconductors & Semiconductor Equipment — 3.1%
	173,857	Micron Technology, Inc.	$ 9,828,136
	34,559	MKS Instruments, Inc.	3,442,422
		Total Semiconductors & Semiconductor Equipment	$ 13,270,558
		Specialty Retail — 2.5%
	173,999	TJX Cos., Inc.	$ 10,848,838
		Total Specialty Retail	$ 10,848,838
		Technology Hardware, Storage & Peripherals — 1.6%
	505,088	Hewlett Packard Enterprise Co.	$ 6,869,197
		Total Technology Hardware, Storage & Peripherals	$ 6,869,197
		TOTAL COMMON STOCKS
		(Cost $447,739,917)	$426,547,190

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 21

Schedule of Investments | 8/31/22 (continued)

Shares		Value
SHORT TERM INVESTMENTS —
1.4% of Net Assets
Open-End Fund — 1.4%
6,059,629(b)	Dreyfus Government Cash Management, Institutional
	Shares, 2.11%	$ 6,059,629
$ 6,059,629
TOTAL SHORT TERM INVESTMENTS
	(Cost $6,059,629)	$ 6,059,629
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 99.9%
	(Cost $453,799,546)	$432,606,819
	OTHER ASSETS AND LIABILITIES — 0.1%	$ 566,568
	NET ASSETS — 100.0%	$433,173,387

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at August 31, 2022.

Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2022, aggregated $553,107,253 and $504,987,484, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2022, the Fund did not engage in any cross trade activity.

At August 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $455,807,946 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 26,124,297
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(49,325,424)
Net unrealized depreciation	$(23,201,127)

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1	– unadjusted quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3	– significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of August 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$426,547,190	$ —	$ —	$426,547,190
Open-End Fund	6,059,629	—	—	6,059,629
Total Investments
in Securities	$432,606,819	$ —	$ —	$432,606,819

During the year ended August 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 23

Statement of Assets and Liabilities | 8/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $453,799,546)	$432,606,819
Receivables —
Fund shares sold	307,743
Dividends	824,643
Interest	13,713
Due from the Adviser	6,669
Other assets	43,600
Total assets	$433,803,187
LIABILITIES:
Payables —
Fund shares repurchased	$ 325,085
Trustees’ fees	3,721
Professional fees	48,757
Transfer agent fees	95,234
Registration fees	74,161
Due to affiliates
Management fees	24,202
Other due to affiliates	36,053
Accrued expenses	22,587
Total liabilities	$ 629,800
NET ASSETS:
Paid-in capital	$412,303,900
Distributable earnings	20,869,487
Net assets	$433,173,387
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $279,659,657/19,798,497 shares)	$ 14.13
Class C (based on $11,717,919/846,905 shares)	$ 13.84
Class K (based on $7,463,473/522,615 shares)	$ 14.28
Class R (based on $10,029,608/750,587 shares)	$ 13.36
Class Y (based on $124,302,730/8,705,295 shares)	$ 14.28
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $14.13 net asset value per share/100%-5.75%
maximum sales charge)	$ 14.99

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Statement of Operations

FOR THE YEAR ENDED 8/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $42,706)	$ 11,297,956
Interest from unaffiliated issuers	35,719
Total Investment Income		$ 11,333,675
EXPENSES:
Management fees	$ 1,874,889
Administrative expenses	150,991
Transfer agent fees
Class A	293,819
Class C	8,632
Class R	31,747
Class Y	106,035
Distribution fees
Class A	759,296
Class C	122,633
Class R	54,233
Shareowner communications expense	62,756
Custodian fees	5,311
Registration fees	111,174
Professional fees	73,860
Printing expense	44,683
Trustees’ fees	19,370
Insurance expense	651
Miscellaneous	62,816
Total expenses		$ 3,782,896
Less fees waived and expenses reimbursed by the Adviser		(361,294)
Net expenses		$ 3,421,602
Net investment income		$ 7,912,073
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 47,622,121
Other assets and liabilities denominated in
foreign currencies	2,286	$ 47,624,407
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(85,184,678)
Other assets and liabilities denominated in foreign currencies	(728)	$(85,185,406)
Net realized and unrealized gain (loss) on investments		$(37,560,999)
Net decrease in net assets resulting from operations		$(29,648,926)

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 25

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/22	8/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 7,912,073	$ 4,526,474
Net realized gain (loss) on investments	47,624,407	74,579,892
Change in net unrealized appreciation (depreciation)
on investments	(85,185,406)	38,177,096
Net increase (decrease) in net assets resulting
from operations	$ (29,648,926)	$117,283,462
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($3.81 and $0.20 per share, respectively)	$ (61,787,378)	$ (3,429,742)
Class C ($3.69 and $0.02 per share, respectively)	(2,402,117)	(17,429)
Class R ($3.76 and $0.15 per share, respectively)	(2,255,472)	(92,906)
Class Y ($3.87 and $0.23 per share, respectively)	(20,679,993)	(1,183,476)
Total distributions to shareowners	$ (87,124,960)	$ (4,723,553)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 156,828,546	$ 39,156,144
Reinvestment of distributions	84,251,988	4,562,091
Cost of shares repurchased	(108,696,184)	(94,479,349)
Net increase (decrease) in net assets resulting
from Fund share transactions	$ 132,384,350	$ (50,761,114)
Net increase in net assets	$ 15,610,464	$ 61,798,795
NET ASSETS:
Beginning of year	$ 417,562,923	$355,764,128
End of year	$ 433,173,387	$417,562,923

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	8/31/22	8/31/22	8/31/21	8/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,710,718	$ 42,247,280	1,258,500	$ 20,568,660
Reinvestment of distributions	3,840,379	59,629,778	212,983	3,305,542
Less shares repurchased	(3,498,955)	(56,888,425)	(2,983,682)	(48,068,202)
Net increase (decrease)	3,052,142	$ 44,988,633	(1,512,199)	$(24,194,000)
Class C
Shares sold	227,752	$ 3,530,129	155,797	$ 2,574,243
Reinvestment of distributions	158,438	2,401,880	1,133	17,399
Less shares repurchased	(218,368)	(3,505,357)	(598,146)	(9,395,950)
Net increase (decrease)	167,822	$ 2,426,652	(441,216)	$ (6,804,308)
Class K*
Shares sold	526,699	$ 8,529,725	—	$ —
Reinvestment of distributions	—	—	—	—
Less shares repurchased	(4,084)	(62,569)	—	—
Net increase	522,615	$ 8,467,156	—	$ —
Class R
Shares sold	142,795	$ 2,204,295	83,953	$ 1,322,006
Reinvestment of distributions	153,523	2,255,145	6,234	92,882
Less shares repurchased	(157,742)	(2,426,543)	(186,600)	(2,838,767)
Net increase (decrease)	138,576	$ 2,032,897	(96,413)	$ (1,423,879)
Class Y
Shares sold	6,140,985	$100,317,117	853,888	$ 14,691,235
Reinvestment of distributions	1,270,675	19,965,185	73,432	1,146,268
Less shares repurchased	(2,927,877)	(45,813,290)	(2,135,825)	(34,176,430)
Net increase (decrease)	4,483,783	$ 74,469,012	(1,208,505)	$(18,338,927)

* Class K commenced operations on December 30, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 27

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class A
Net asset value, beginning of period	$ 18.76	$ 13.95	$ 13.58	$ 16.20	$ 16.84
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.27	$ 0.19	$ 0.18	$ 0.18	$ 0.10
Net realized and unrealized gain (loss) on investments	(1.09)	4.82	0.37	(0.57)	1.69
Net increase (decrease) from investment operations	$ (0.82)	$ 5.01	$ 0.55	$ (0.39)	$ 1.79
Distributions to shareowners:
Net investment income	$ (0.17)	$ (0.20)	$ (0.18)	$ (0.14)	$ (0.16)
Net realized gain	(3.64)	—	—	(2.09)	(2.27)
Total distributions	$ (3.81)	$ (0.20)	$ (0.18)	$ (2.23)	$ (2.43)
Net increase (decrease) in net asset value	$ (4.63)	$ 4.81	$ 0.37	$ (2.62)	$ (0.64)
Net asset value, end of period	$ 14.13	$ 18.76	$ 13.95	$ 13.58	$ 16.20
Total return (b)	(5.99)%	36.17%	3.96%	(1.63)%	11.10%
Ratio of net expenses to average net assets	0.83%	1.10%	1.16%	1.18%	1.13%
Ratio of net investment income (loss) to average net assets	1.68%	1.14%	1.31%	1.32%	0.62%
Portfolio turnover rate	116%	114%	111%	113%	112%
Net assets, end of period (in thousands)	$279,660	$314,169	$254,679	$278,738	$297,450
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.89%	1.16%	1.16%	1.18%	1.13%
Net investment income (loss) to average net assets	1.62%	1.08%	1.31%	1.32%	0.62%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class C
Net asset value, beginning of period	$ 18.46	$ 13.68	$ 13.29	$ 15.85	$ 16.52
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.15	$ 0.06	$ 0.08	$ 0.09	$ (0.02)
Net realized and unrealized gain (loss) on investments	(1.08)	4.74	0.35	(0.56)	1.65
Net increase (decrease) from investment operations	$ (0.93)	$ 4.80	$ 0.43	$ (0.47)	$ 1.63
Distributions to shareowners:
Net investment income	$ (0.05)	$ (0.02)	$ (0.04)	$ —	$ (0.03)
Net realized gain	(3.64)	—	—	(2.09)	(2.27)
Total distributions	$ (3.69)	$ (0.02)	$ (0.04)	$ (2.09)	$ (2.30)
Net increase (decrease) in net asset value	$ (4.62)	$ 4.78	$ 0.39	$ (2.56)	$ (0.67)
Net asset value, end of period	$ 13.84	$ 18.46	$ 13.68	$ 13.29	$ 15.85
Total return (b)	(6.72)%	35.14%	3.21%	(2.39)%	10.29%
Ratio of net expenses to average net assets	1.57%	1.89%	1.89%	1.92%	1.84%
Ratio of net investment income (loss) to average net assets	0.95%	0.36%	0.58%	0.63%	(0.10)%
Portfolio turnover rate	116%	114%	111%	113%	112%
Net assets, end of period (in thousands)	$11,718	$12,533	$15,321	$24,941	$88,422
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.62%	1.94%	1.89%	1.92%	1.84%
Net investment income (loss) to average net assets	0.90%	0.31%	0.58%	0.63%	(0.10)%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 29

Financial Highlights (continued)

12/30/21 to
8/31/22*
Class K
Net asset value, beginning of period	$ 16.16
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22
Net realized and unrealized gain (loss) on investments	(2.10)
Net increase (decrease) from investment operations	$ (1.88)
Net increase (decrease) in net asset value	$ (1.88)
Net asset value, end of period	$ 14.28
Total return (b)	(11.63)%(c)
Ratio of net expenses to average net assets	0.45%(d)
Ratio of net investment income (loss) to average net assets	2.15%(d)
Portfolio turnover rate	116%(c)
Net assets, end of period (in thousands)	$ 7,463
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.51%(d)
Net investment income (loss) to average net assets	2.09%(d)

*	Class K commenced operations on December 30, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

30      Pioneer Disciplined Value Fund | Annual Report | 8/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class R
Net asset value, beginning of period	$ 17.96	$ 13.37	$13.02	$ 15.63	$ 16.33
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.12	$ 0.12	$ 0.13	$ 0.06
Net realized and unrealized gain (loss) on investments	(1.03)	4.62	0.35	(0.55)	1.62
Net increase (decrease) from investment operations	$ (0.84)	$ 4.74	$ 0.47	$ (0.42)	$ 1.68
Distributions to shareowners:
Net investment income	$ (0.12)	$ (0.15)	$ (0.12)	$ (0.10)	$ (0.11)
Net realized gain	(3.64)	—	—	(2.09)	(2.27)
Total distributions	$ (3.76)	$ (0.15)	$ (0.12)	$ (2.19)	$ (2.38)
Net increase (decrease) in net asset value	$ (4.60)	$ 4.59	$ 0.35	$ (2.61)	$ (0.70)
Net asset value, end of period	$ 13.36	$ 17.96	$13.37	$ 13.02	$ 15.63
Total return (b)	(6.42)%	35.64%	3.55%	(1.94)%	10.77%
Ratio of net expenses to average net assets	1.27%	1.48%	1.55%	1.53%	1.40%
Ratio of net investment income (loss) to average net assets	1.26%	0.76%	0.91%	0.96%	0.35%
Portfolio turnover rate	116%	114%	111%	113%	112%
Net assets, end of period (in thousands)	$10,030	$10,994	$9,471	$10,494	$11,275
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.32%	1.53%	1.55%	1.59%	1.52%
Net investment income (loss) to average net assets	1.21%	0.71%	0.91%	0.90%	0.23%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 31

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class Y
Net asset value, beginning of period	$ 18.92	$ 14.05	$ 13.68	$ 16.30	$ 16.93
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.34	$ 0.24	$ 0.22	$ 0.22	$ 0.15
Net realized and unrealized gain (loss) on investments	(1.11)	4.86	0.38	(0.58)	1.70
Net increase (decrease) from investment operations	$ (0.77)	$ 5.10	$ 0.60	$ (0.36)	$ 1.85
Distributions to shareowners:
Net investment income	$ (0.23)	$ (0.23)	$ (0.23)	$ (0.17)	$ (0.21)
Net realized gain	(3.64)	—	—	(2.09)	(2.27)
Total distributions	$ (3.87)	$ (0.23)	$ (0.23)	$ (2.26)	$ (2.48)
Net increase (decrease) in net asset value	$ (4.64)	$ 4.87	$ 0.37	$ (2.62)	$ (0.63)
Net asset value, end of period	$ 14.28	$ 18.92	$ 14.05	$ 13.68	$ 16.30
Total return (b)	(5.68)%	36.67%	4.24%	(1.33)%	11.42%
Ratio of net expenses to average net assets	0.46%	0.76%	0.87%	0.88%	0.83%
Ratio of net investment income (loss) to average net assets	2.10%	1.48%	1.60%	1.62%	0.90%
Portfolio turnover rate	116%	114%	111%	113%	112%
Net assets, end of period (in thousands)	$124,303	$79,867	$76,293	$87,434	$116,296
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.62%	0.89%	0.87%	0.90%	0.83%
Net investment income (loss) to average net assets	1.94%	1.35%	1.60%	1.60%	0.90%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Notes to Financial Statements | 8/31/22

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund (the “Fund”) is a series of Pioneer Series Trust III (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 30, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 33

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

34 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At August 31, 2022, no securities were valued using fair value methods.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 35

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$68,421,340	$4,723,553
Long-term capital gains	18,703,620	—
Total	$87,124,960	$4,723,553

36 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 9,254,695
Undistributed long-term capital gains	34,815,919
Net unrealized depreciation	(23,201,127)
Total	$ 20,869,487

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales and REITs.

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $21,833 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2022.

E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 37

invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in small and mid-size companies. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines,

38 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss. The Fund may invest in fewer than 40 securities, and as a result, the Fund’s performance may be more volatile than the performance of funds holding more securities.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 39

investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, with respect to the issuer’s capacity to pay interest and repay principal, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Effective October 1, 2021, management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.40% of the Fund’s average daily net assets up to $5 billion and 0.35% of the Fund’s average daily net assets over $5 billion.

40 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Prior to October 1, 2021, management fees were calculated daily and paid monthly at the annual rate equal to 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $2 billion of the Fund’s average daily net assets, 0.55% of the next $4.5 billion of the Fund’s average daily net assets and 0.525% of the Fund’s average daily net assets over $7.5 billion. For the year ended August 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.42% of the Fund’s average daily net assets.

Effective October 1, 2021, the Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.45% and 0.45% of the average daily net assets attributable to Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Prior to October 1, 2021, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% of the average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the year ended August 31, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $48,166 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. For the year ended August 31, 2022, the Fund paid $19,370 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $3,721.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 41

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$53,780
Class C	3,581
Class K	—
Class R	392
Class Y	5,003
Total	$62,756

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $12,089 in distribution fees payable to the Distributor at August 31, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to

42 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2022, CDSCs in the amount of $1,734 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2022, the Fund had no borrowings under the credit facility.

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust III and the Shareholders of Pioneer Disciplined Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Value Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust III (the “Trust”)), including the schedule of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Disciplined Value Fund (one of the funds constituting Pioneer Series Trust III) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

44 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
October 28, 2022

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 45

Additional Information (unaudited)

For the year ended August 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 16%.

The Fund designated $39,917,050 as long-term capital gains distributions during the year ended August 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

46 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 47

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

48 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 49

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice President,	communications and securities
	earlier retirement	The Bank of New York (financial and securities services) (1986 – 2004)	processing provider for financial
	or removal.		services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

50 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	Carver Bancorp, Inc. (holding
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	company) and Carver Federal
		Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 51

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988);
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank)
(1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2004.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd.,
Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

52 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and Chief	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based
Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	investment accounting software
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	for reporting and reconciliation
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	services) (September 2022 –
		Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset	present)
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International, Eaton
Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Disciplined Value Fund | Annual Report | 8/31/22 53

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2004. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	discretion of the Board	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and		May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2004. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (64)	Since 2004. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (40)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020

54 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022. Serves	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	at the discretion of	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Laundering Officer	the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

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60 Pioneer Disciplined Value Fund | Annual Report | 8/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19429-16-1022

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $25,220 payable to Ernst & Young LLP for the year ended August 31, 2022 and $23,460 for the year ended August 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,803 and $8,189 during the fiscal years ended August 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,803 and $8,189 during the fiscal years ended August 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust III

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 4, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date November 4, 2022

* Print the name and title of each signing officer under his or her signature.